SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 17, 1999


                         Commission file number: 1-11106


                                  PRIMEDIA Inc.
             (Exact name of registrant as specified in its charter)


       DELAWARE                                        13-3647573

--------------------------------------------------------------------------------
(State or other jurisdiction of                    (I.R.S. Employer
 incorporation or organization)                     Identification No.)


                      745 Fifth Avenue, New York, New York
                    (Address of principal executive offices)


                                      10151
                                   (Zip Code)


       Registrant's telephone number, including area code (212) 745-0100
                                 --------------

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

(a) On November 17, 1999, PRIMEDIA Inc. (the "Company"), completed the sale of stock of the Supplemental Education Group ("SEG") to WRC Media, Inc. for $395,000,000 in cash. SEG is comprised of Weekly Reader Corporation ("WRC"), PRIMEDIA Reference, Inc. ("Reference"), American Guidance Service, Inc.("AGS") and their respective subsidiaries. The Company retained a 5.1% equity interest in SEG.



ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(b)      Pro forma financial information.

An introduction to the pro forma consolidated financial statements is attached as page 3. The unaudited pro forma statements of consolidated operations for the nine months ended September 30, 1999 and for the year ended December 31, 1998 and an unaudited pro forma consolidated balance sheet at September 30, 1999, along with a description of all pro forma adjustments, are attached as pages 4 through 7.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA


The unaudited pro forma statements of consolidated operations for the nine months ended September 30, 1999 and for the year ended December 31, 1998, give effect to the disposition of SEG as if it had occurred on January 1, 1998. The unaudited pro forma consolidated balance sheet at September 30, 1999 gives effect to the disposition of SEG as if it had occurred on September 30, 1999.

The Company believes the accounting used for the pro forma adjustments provides a reasonable basis on which to present the pro forma consolidated financial data. The pro forma statements of consolidated operations and pro forma consolidated balance sheet are unaudited and were derived by adjusting the historical consolidated financial statements of the Company. THE UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS ARE PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED TO BE INDICATIVE OF THE COMPANY'S CONSOLIDATED RESULTS OF OPERATIONS OR CONSOLIDATED FINANCIAL POSITION HAD THE TRANSACTION BEEN CONSUMMATED ON THE DATES ASSUMED AND DO NOT PROJECT THE COMPANY'S CONSOLIDATED RESULTS OF OPERATIONS OR CONSOLIDATED FINANCIAL POSITION FOR ANY FUTURE DATE OR PERIOD.

The unaudited pro forma consolidated financial statements and accompanying notes thereto should be read in conjunction with the historical consolidated financial statements of the Company and the notes thereto included elsewhere in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999 and in the Company's Annual Report on Form 10-K for the year ended December 31, 1998.

                         PRIMEDIA INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA STATEMENT OF CONSOLIDATED OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                (dollars in thousands, except per share amounts)


                                                                                          Pro Forma                 Pro Forma
                                                                      Historical         Adjustments              Consolidated
                                                                  -----------------    ---------------        -------------------


Sales, net:                                                  $         1,260,454       $ (101,389) (1)        $         1,159,065

Operating costs and expenses:
     Cost of goods sold                                                  289,487          (26,633) (1)                    262,854
     Marketing and selling                                               232,236          (18,114) (1)                    214,122
     Distribution, circulation and fulfillment                           224,319           (6,625) (1)                    217,694
     Editorial                                                           108,632           (2,669) (1)                    105,963
     Other general expenses                                              139,467          (16,553) (1)                    122,914
     Corporate administrative expenses                                    22,101                                           22,101
     Depreciation of property and equipment                               36,350             (490) (1)                     35,860
     Provision for product line closures                                  22,000                                           22,000
     Amortization of intangible assets, excess of
        purchase price over net assets acquired and other                126,676           (7,579) (1)                    119,097
                                                             --------------------      -----------            --------------------

Operating income                                                          59,186          (22,726)                         36,460

Other expenses:
     Interest expense                                                   (123,965)          20,145  (2)                   (103,820)
     Amortization of deferred financing costs                             (2,426)                                          (2,426)
     Other, net                                                             (770)             582  (1)                       (188)
                                                             --------------------      -----------            --------------------



Net loss                                                                 (67,975)          (1,999)                        (69,974)

Preferred stock dividends:
     Cash                                                                (39,796)                                         (39,796)
                                                             --------------------      -----------            --------------------

Loss applicable to common shareholders                       $          (107,771)      $   (1,999)            $          (109,770)
                                                             ====================      ===========            ====================




Basic and diluted loss applicable to common
     shareholders per common share                           $            (0.74)                              $            (0.76)
                                                            ====================                              ====================


Basic and diluted common shares outstanding                         145,008,251                                       145,008,251
                                                            ====================                              ====================




  See notes to unaudited pro forma consolidated financial data.

                         PRIMEDIA INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA STATEMENT OF CONSOLIDATED OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                (dollars in thousands, except per share amounts)


                                                                                            Pro Forma                 Pro Forma
                                                                     Historical            Adjustments              Consolidated
                                                                  -----------------     ------------------       -------------------


Sales, net:                                                 $          1,573,573        $     (117,764) (1)       $       1,455,809

Operating costs and expenses:
     Cost of goods sold                                                  367,466               (29,900) (1)                 337,566
     Marketing and selling                                               280,323               (20,715) (1)                 259,608
     Distribution, circulation and fulfillment                           260,428               (10,871) (1)                 249,557
     Editorial                                                           145,235                (9,075) (1)                 136,160
     Other general expenses                                              161,887               (17,439) (1)                 144,448
     Corporate administrative expenses                                    28,324                                             28,324
     Depreciation of property and equipment                               42,214                (1,236) (1)                  40,978
     Gain on the sales of businesses, net and other                       (7,216)                                            (7,216)
     Amortization of intangible assets, excess of
        purchase price over net assets acquired and other                176,755               (18,302) (1)                 158,453
                                                            ---------------------        ---------------          -----------------

Operating income                                                         118,157               (10,226)                     107,931

Other expenses:
     Interest expense                                                   (144,442)               27,018  (2)                (117,424)
     Amortization of deferred financing costs                             (3,046)                                            (3,046)
     Other, net                                                           (8,405)                  184  (1)                  (8,221)
                                                            ---------------------        ---------------          ------------------



Net loss                                                                 (37,736)               16,976                      (20,760)

Preferred stock dividends:
     Cash                                                                (54,144)                                           (54,144)
     Preferred stock redemption premium                                   (9,141)                                            (9,141)
                                                            ---------------------       ---------------           ------------------

Loss applicable to common shareholders                      $           (101,021)       $       16,976            $         (84,045)
                                                            =====================       ===============           ==================




Basic and diluted loss applicable to common
     shareholders per common share                          $              (0.71)                                 $           (0.59)
                                                            =====================                                 ==================


Basic and diluted common shares outstanding                          142,529,024                                         142,529,024
                                                            =====================                                 ==================




  See notes to unaudited pro forma consolidated financial data.

                         PRIMEDIA INC. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                              AT SEPTEMBER 30, 1999



                                                                                       Pro Forma               Pro Forma
                                                                 Historical           Adjustments             Consolidated
                                                                --------------      ---------------          --------------


ASSETS
Current assets:
     Cash and cash equivalents                               $         30,049    $                       $          30,049
     Accounts receivable, net                                         229,718                                      229,718
     Inventories, net                                                  33,256                                       33,256
     Net assets held for sale                                         161,530             (161,530) (1)                  -
     Prepaid expenses and other                                        44,202                                       44,202
                                                             -----------------   ------------------      ------------------

          Total current assets                                        498,755             (161,530)                337,225

Property and equipment, net                                           138,702                                      138,702
Other intangible assets, net                                          628,060                                      628,060
Excess of purchase price over net assets acquired, net              1,494,526                                    1,494,526
Deferred income tax asset, net                                        176,200                                      176,200
Other non-current assets                                              118,281                5,800  (3)            124,081
                                                             -----------------   ------------------      ------------------

                                                             $      3,054,524    $        (155,730)      $       2,898,794
                                                             =================   ==================      ==================


LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)
Current liabilities:
     Accounts payable                                        $         78,168    $                       $          78,168
     Accrued interest payable                                          22,437                                       22,437
     Accrued expenses and other                                       248,862               18,500  (4)            267,362
     Deferred revenues                                                184,720                                      184,720
     Current portion of long-term debt                                 23,529                                       23,529
                                                             -----------------   ------------------      ------------------

          Total current liabilities                                   557,716               18,500                 576,216
                                                             -----------------   ------------------      ------------------


Long-term debt                                                      2,098,888             (395,000) (2)          1,703,888
                                                             -----------------   ------------------      ------------------
Other non-current liabilities                                          32,248                                       32,248
                                                             -----------------   ------------------      ------------------
Exchangeable preferred stock                                          558,969                                      558,969
                                                             -----------------   ------------------      ------------------

Common stock subject to redemption                                      1,112                                        1,112
                                                             -----------------   ------------------      ------------------


Shareholders' equity (deficiency):
     Common stock                                                       1,482                                        1,482
     Additional paid-in capital                                       986,320                                      986,320
     Accumulated deficit                                           (1,137,803)             220,770  (5)           (917,033)
     Accumulated other comprehensive loss                              (1,609)                                      (1,609)
     Common stock in treasury, at cost                                (42,799)                                     (42,799)
                                                             -----------------   ------------------      ------------------


          Total shareholders' equity (deficiency)                    (194,409)             220,770                  26,361
                                                             -----------------   ------------------      ------------------


                                                             $      3,054,524    $        (155,730)      $       2,898,794
                                                             =================   ==================      ==================



See notes to unaudited pro forma consolidated financial data.

PRIMEDIA Inc. and Subsidiaries
Notes to Unaudited Pro Forma Consolidated Financial Data
(dollars in thousands)


(1) Represents the elimination of the results of operations and financial position of SEG.

(2) Reflects the reduction in long-term debt and related interest expense as a result of the reduced level of borrowings under the credit facilities from the application of the cash proceeds from the disposition of SEG. The adjustments to interest expense reflect weighted average interest rates of 6.80% and 6.84% for the nine months ended September 30, 1999 and for the year ended December 31, 1998, respectively.

(3) Represents the Company's retained interest in SEG.

(4) Represents accrued estimated selling expenses and current income taxes associated with the disposition of SEG. It is anticipated that these amounts will be paid using cash flows from operations.

(5) Reflects  the  adjustment  to  accumulated   deficit  to  account  for  the
    disposition of SEG.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  PRIMEDIA Inc.
                                  (Registrant)





Date:    December 2 ,1999               /s/  Thomas S. Rogers
        ---------------------       -------------------------------------------
                                             (Signature)
                                     Chairman and Chief Executive Officer
                                     (Principal Executive Officer)






Date:   December 2 ,1999               /s/  Robert J. Sforzo
       ----------------------       -------------------------------------------
                                             (Signature)
                                     Vice President and Controller
                                     (Principal Accounting Officer)